UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): October 11, 2006


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                        II-E: 0-17320           II-E: 73-1324751
                        II-F: 0-17799           II-F: 73-1330632
                        II-G: 0-17802           II-G: 73-1336572
   Oklahoma             II-H: 0-18305           II-H: 73-1342476
----------------       ----------------        -------------------
(State or other         (Commission             (I.R.S. Employer
jurisdiction of         File Number)            Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [  ] Written  communications  pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)
      [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)
      [  ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      This Amendment to Item 2.01 to Form 8-K restates that certain 8-K dated October 11, 2006, as amended on October 20, 2006 and October 25, 2006, to correct an error in recording all of the properties sold at the October 11, 2006 auction described therein.

      As described in the 8-K filed October 17, 2006 and the 8-K/A filed October 20, 2006 and the 8-K/A filed October 25, 2006, the Geodyne Energy Income Limited Partnership II-E, Geodyne Energy Income Limited Partnership II-F, Geodyne Energy Income Limited Partnership II-G and Geodyne Energy Income Limited Partnership II-H (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas on October 11, 2006.

      In addition, on October 16, 2006 the Partnerships sold their interest in the J.E. Parker H well in continuing negotiations following completion of the auction. The Reed D well failed to attain the minimum bid set forth at auction, but was sold to the high bidder, Aghorn Operating, Inc., on October 19, 2006 following additional negotiations.

      The Southland #1, #2, #3 and #4 and the Southland A #1 and #2 also failed to attain the minimum bid at auction, but were sold to the high bidder, Legacy Reserves Operating LP, on October 19, 2006 after further negotiations.

      The combined net proceeds from the October 11, 2006 auction and the sales of the J.E. Parker H, Reed D and Southland wells are shown below:

                                            Reserves
         Number                             Sold as         Reserve
           of     Location      Number     of 12/31/05       Value
         Wells      of           of       Oil      Gas       Sold        Net
P/ship    Sold   Properties   Purchasers (Bbls)    (Mcf)   12/31/05    Proceeds
------ -------- -----------   ---------- -------  ------- ----------  ----------
 II-E     46     Louisiana         18     42,256   33,676 $  991,849  $1,960,852
                 and Texas
 II-F     43     Texas             17     86,199   82,142  2,173,784   4,449,431
 II-G     43     Texas             17    179,786  171,683  4,538,069   9,290,910
 II-H     43     Texas             17     41,702   39,729  1,051,513   2,152,247


      The transactions are subject to standard auction closing conditions.

      The proceeds from the sales, less any additional  transaction  costs, will
be  included  in  the  November  15,  2006  cash   distributions   paid  by  the
Partnerships.

      These sales were part of the General Partner's plan (previously disclosed in the Partnerships' December 31, 2005 Annual Report on Form 10-K) to sell an increased amount of the Partnerships' properties as a result of the generally favorable current environment for oil and gas dispositions. It is anticipated that additional properties will be sold at auction in December 2006 and February 2007.

      The sale of these properties will impact the continuing future operations of the Partnerships. Future production, costs and cash flow will be reduced as properties are sold. As of the date of this Current Report on Form 8-K, management cannot predict the extent of such reduction.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) Pro forma financial information.

    (1) Geodyne Energy Income Limited  Partnership  II-E
        (a) Pro Forma Balance Sheet as of June 30, 2006.
        (b) Pro Forma Statement of Operations for the six months ended June 30, 2006.
        (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
        (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
        (e) Pro Forma Statement of Operations for the year ended December 31, 2003.


    (2) Geodyne Energy Income Limited  Partnership  II-F
        (a) Pro Forma Balance Sheet as of June 30, 2006.
        (b) Pro Forma Statement of Operations for the six months ended June 30, 2006.
        (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
        (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
        (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

    (3) Geodyne Energy Income Limited  Partnership  II-G
        (a) Pro Forma Balance Sheet as of June 30, 2006.
        (b) Pro Forma Statement of Operations for the six months ended June 30, 2006.

        (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
        (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
        (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

    (4) Geodyne Energy Income Limited  Partnership  II-H
        (a) Pro Forma Balance Sheet as of June 30, 2006.
        (b) Pro Forma Statement of Operations for the six months ended June 30, 2006.
        (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
        (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
        (e) Pro Forma Statement of Operations for the year ended December 31, 2003.


UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of June 30, 2006, unaudited pro forma statements of operations for the six months ended June 30, 2006, and the unaudited pro forma statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the sale of producing properties at an auction as described in ITEM 2. The unaudited pro forma balance sheet is presented as if the divestiture had occurred on June 30, 2006. The unaudited pro forma statements of operations are presented as if the divestiture had occurred on January 1, 2003. The unaudited pro forma financial data is based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                                     ASSETS


                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction        Pro Forma
                                                  (Note 2a)
                                   ----------    -----------     -----------

CURRENT ASSETS:
   Cash and cash equivalents       $  908,070     $1,960,852      $2,868,922

   Accounts receivable:
      Oil and gas sales               498,429    (    70,183)        428,246
        Assets of discontinued
      operations                            -         70,183          70,183
                                   ----------     ----------      ----------
Total current assets               $1,406,499     $1,960,852      $3,367,351


NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                   1,155,275    (   138,497)      1,016,778


DEFERRED CHARGE                       208,171              -         208,171

                                   ----------     ----------      ----------
                                   $2,769,945     $1,822,355      $4,592,300
                                   ==========     ==========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                   Pro Forma
                                                  Adjustments
                                                    October
                                    Historical      Auction        Pro Forma
                                                   (Note 2a)
                                    ----------    ------------    -----------
CURRENT LIABILITIES:
   Accounts payable                 $  120,288    ($   17,131)     $  103,157

   Gas imbalance payable                43,424              -          43,424
   Asset retirement obligation -
      current                            6,379              -           6,379
Liabilities of discontinued
      operations                             -         17,131          17,131
                                    ----------     ----------      ----------
Total current liabilities           $  170,091     $        -      $  170,091


LONG-TERM LIABILITIES:
   Accrued liability                $   69,372     $        -      $   69,372
   Asset retirement
      obligation                       236,512    (    70,028)        166,484
                                    ----------     ----------      ----------
Total long-term liabilities         $  305,884    ($   70,028)     $  235,856


PARTNERS' CAPITAL (DEFICIT):
   General Partner                 ($  120,942)    $  189,238      $   68,296

   Limited Partners, issued
      and outstanding,
      228,821 units                  2,414,912      1,703,145       4,118,057
                                    ----------     ----------      ----------
Total Partners' capital             $2,293,970     $1,892,383      $4,186,353
                                    ----------     ----------      ----------
                                    $2,769,945     $1,822,355      $4,592,300
                                    ==========     ==========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006

                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction        Pro Forma
                                                   (Note 2b)
                                   ----------     -----------     ----------

REVENUES:
Oil and gas sales                  $1,856,310      ($269,231)     $1,587,079
  Interest income                      18,797              -          18,797
                                    ---------       --------      ----------
                                   $1,875,107      ($269,231)     $1,605,876

COSTS AND EXPENSES:
  Lease operating                  $  305,068      ($ 56,655)     $  248,413
Production tax                        127,418      (  22,773)        104,645
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 76,734      (  25,441)         51,293
General and administrative            152,225              -         152,225
                                   ----------       --------      ----------
                                   $  661,445      ($104,869)     $  556,576
                                   ----------       --------      ----------
INCOME FROM CONTINUING
  OPERATIONS                       $1,213,662      ($164,362)     $1,049,300
                                   ==========       ========      ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  126,393      ($ 18,726)     $  107,667
                                   ==========       ========      ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,087,269      ($145,636)     $  941,633
                                   ==========       ========      ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     4.75      ($    .64)     $     4.11
                                   ==========       ========      ==========
UNITS OUTSTANDING                     228,821        228,821         228,821
                                   ==========       ========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                    Pro Forma
                                                   Adjustments
                                                     October
                                   Historical        Auction      Pro Forma
                                                    (Note 2b)
                                   ----------     -----------     ----------

REVENUES:
  Oil and gas sales                $3,949,949      ($449,433)     $3,500,516
  Interest income                      13,967              -          13,967
  Gain on sale of oil and
    gas properties                        193              -             193
  Other income                          5,177              -           5,177
                                   ----------       --------      ----------
                                   $3,969,286      ($449,433)     $3,519,853

EXPENSES:
  Lease operating                  $  503,196      ($ 91,938)     $  411,258
  Production tax                      281,131      (  42,960)        238,171
  Depreciation, depletion,
    and amortization of oil
    and gas properties                204,315      (  79,842)        124,473
  General and administrative          281,418              -         281,418
                                   ----------       --------      ----------
                                   $1,270,060      ($214,740)     $1,055,320
                                   ----------       --------      ----------

INCOME FROM CONTINUING
  OPERATIONS                       $2,699,226      ($234,693)     $2,464,533
                                   ==========       ========      ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  286,914      ($ 30,655)     $  256,259
                                   ==========       ========      ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,412,312      ($204,038)     $2,208,274
                                   ==========       ========      ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    10.54      ($    .89)     $     9.65
                                   ==========       ========      ==========
UNITS OUTSTANDING                     228,821        228,821         228,821
                                   ==========       ========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction        Pro Forma
                                                   (Note 2b)
                                   ----------     -----------      ----------

REVENUES:
  Oil and gas sales                $2,788,915     ($309,054)      $2,479,861
  Interest income                       4,783             -            4,783
  Gain on sale of oil and
    gas properties                      9,419             -            9,419
  Other income                          1,920             -            1,920
                                   ----------      --------       ----------
                                   $2,805,037     ($309,054)      $2,495,983

EXPENSES:
  Lease operating                  $  494,357     ($ 48,694)      $  445,663
  Production tax                      189,382     (  15,047)         174,335
  Depreciation, depletion,
    and amortization of oil
    and gas properties                201,433     ( 112,335)          89,098
  General and administrative          276,031             -          276,031
                                   ----------      --------       ----------
                                   $1,161,203     ($176,076)      $  985,127
                                   ----------      --------       ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,643,834     ($132,978)      $1,510,856
                                   ==========      ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  181,054     ($ 23,408)      $  157,646
                                   ==========      ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,462,780     ($109,570)      $1,353,210
                                   ==========      ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     6.39     ($    .48)      $     5.91
                                   ==========      ========       ==========
UNITS OUTSTANDING                     228,821       228,821          228,821
                                   ==========      ========       ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-E
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction       Pro Forma
                                                   (Note 2b)
                                   ----------     -----------     ----------

REVENUES:
  Oil and gas sales                $2,747,176     ($272,840)      $2,474,336
  Interest income                       3,318             -            3,318
  Gain on sale of oil and
    gas properties                     21,407             -           21,407
                                   ----------      --------       ----------
                                   $2,771,901     ($272,840)      $2,499,061

EXPENSES:
  Lease operating                  $  470,669     ($ 50,737)      $  419,932
  Production tax                      194,259     (  29,183)         165,076
  Depreciation, depletion,
    and amortization of oil
    and gas properties                137,213     (  25,846)         111,367
  General and administrative          278,935             -          278,935
                                   ----------      --------       ----------
                                   $1,081,076     ($105,766)      $  975,310
                                   ----------      --------       ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,690,825     ($167,074)      $1,523,751
                                   ==========      ========       ==========
GENERAL PARTNER - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $  181,100     ($ 19,034)      $  162,066
                                   ==========      ========       ==========
LIMITED PARTNERS - NET
 INCOME FROM CONTINUING
 OPERATIONS                        $1,509,725     ($148,040)      $1,361,685
                                   ==========      ========       ==========
NET INCOME FROM CONTINUING
 OPERATIONS per Unit               $     6.60     ($   0.65)      $     5.95
                                   ==========      ========       ==========
UNITS OUTSTANDING                     228,821       228,821          228,821
                                   ==========      ========       ==========

NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of June 30, 2006 is presented as if the divestiture had occurred on June 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the six months ended June 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the six months ended June 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on June 30, 2006, an estimated non-recurring gain of $1,892,383 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds of $1,960,852 for the II-E Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold. Additionally, the payable and receivable accruals as of June 30, 2006 associated with the sold properties were reclassified to Assets of discontinued operations.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold.

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                                     ASSETS


                                                        Pro Forma
                                                       Adjustments
                                                         October
                                        Historical       Auction      Pro Forma
                                                       (Note 2a)
                                        ----------     -----------   -----------

CURRENT ASSETS:
   Cash and cash equivalents            $  976,164      $4,449,431    $5,425,595
   Accounts receivable:
      Oil and gas sales                    561,828     (    89,074)      472,754
   Assets of discontinued
      operations                                 -          89,074        89,074
                                        ----------      ----------    ----------
Total current assets                    $1,537,992      $4,449,431    $5,987,423

NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                        1,144,613     (   170,781)      973,832

DEFERRED CHARGE                             30,448               -        30,448
                                        ----------      ----------    ----------
                                        $2,713,053      $4,278,650    $6,991,703
                                        ==========      ==========    ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                       Pro Forma
                                                      Adjustments
                                                       October
                                      Historical       Auction        Pro Forma
                                                      (Note 2a)
                                      ----------     -----------     -----------
CURRENT LIABILITIES:
   Accounts payable                   $  119,365     ($    4,984)     $  114,381
   Gas imbalance payable                   2,024               -           2,024

   Asset retirement obligation -
      current                              1,444               -           1,444
   Liabilities of discontinued
      operations                               -          4,984            4,984
                                      ----------      ----------      ----------
Total current liabilities             $  122,833      $        -      $  122,833

LONG-TERM LIABILITIES:
   Accrued liability                  $   25,662      $        -      $   25,662
   Asset retirement
      obligation                         201,203     (     4,534)        196,669
                                      ----------      ----------      ----------
Total long-term liabilities           $  226,865     ($    4,534)     $  222,331

PARTNERS' CAPITAL (DEFICIT):
   General Partner                   ($   69,190)     $  428,319      $  359,129
   Limited Partners, issued
      and outstanding,
      171,400 units                    2,432,545       3,854,865      $6,287,410
                                      ----------      ----------      ----------
Total Partners' capital               $2,363,355      $4,283,184      $6,646,539
                                      ----------      ----------      ----------
                                      $2,713,053      $4,278,650      $6,991,703
                                      ==========      ==========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006

                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction       Pro Forma
                                                   (Note 2b)
                                   ----------     -----------     ----------

REVENUES:
  Oil and gas sales                $1,885,994     ($344,213)      $1,541,781
  Interest income                      14,214             -           14,214
                                    ---------      --------       ----------
                                   $1,900,208     ($344,213)      $1,555,995

COSTS AND EXPENSES:
  Lease operating                  $  212,625     ($ 32,480)      $  180,145
  Production tax                      108,349     (  19,426)          88,923
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 62,926     (   8,238)          54,688
  General and administrative          119,641             -          119,641
                                   ----------      --------       ----------
                                   $  503,541     ($ 60,144)      $  443,397
                                   ----------      --------       ----------
INCOME FROM CONTINUING
  OPERATIONS                       $1,396,667     ($284,069)      $1,112,598
                                   ==========      ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  143,909     ($ 29,148)      $  114,761
                                   ==========      ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,252,758     ($254,921)      $  997,837
                                   ==========      ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     7.31     ($   1.49)      $     5.82
                                   ==========      ========       ==========
UNITS OUTSTANDING                     171,400       171,400          171,400
                                   ==========      ========       ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction       Pro Forma
                                                  (Note 2b)
                                   ----------     -----------     ----------

REVENUES:
  Oil and gas sales                $3,860,385     ($506,297)      $3,354,088
  Interest income                      14,042             -           14,042
  Gain on sale of oil and
    gas properties                        471             -              471
                                   ----------      --------       ----------
                                   $3,874,898     ($506,297)      $3,368,601

EXPENSES:
  Lease operating                  $  420,455     ($ 33,847)      $  386,608
  Production tax                      239,774     (  24,338)         215,436
  Depreciation, depletion,
    and amortization of oil
    and gas properties                135,289     (  18,049)         117,240
  General and administrative          217,348             -          217,348
                                   ----------      --------       ----------
                                   $1,012,866     ($ 76,234)      $  936,632
                                   ----------      --------       ----------

INCOME FROM CONTINUING
  OPERATIONS                       $2,862,032     ($430,063)      $2,431,969
                                   ==========      ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  296,975     ($ 44,631)      $  252,344
                                   ==========      ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,565,057     ($385,432)      $2,179,625
                                   ==========      ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    14.97     ($   2.25)      $    12.72
                                   ==========      ========       ==========
UNITS OUTSTANDING                     171,400       171,400          171,400
                                   ==========      ========       ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction       Pro Forma
                                                  (Note 2b)
                                   ----------     -----------     ----------

REVENUES:
  Oil and gas sales                $2,876,134     ($326,445)      $2,549,689
  Interest income                       4,458             -            4,458
  Gain on sale of oil and
    gas properties                     24,162             -           24,162
  Other income                          4,694             -            4,694
                                   ----------      --------       ----------
                                   $2,909,448     ($326,445)      $2,583,003

EXPENSES:
  Lease operating                  $  425,498     ($ 15,185)      $  410,313
  Production tax                      183,457     (  15,112)         168,345
  Depreciation, depletion,
    and amortization of oil
    and gas properties                216,694     (  22,851)         193,843
  General and administrative          211,681             -          211,681
                                   ----------      --------       ----------
                                   $1,037,330     ($ 53,148)      $  984,182
                                   ----------      --------       ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,872,118     ($273,297)      $1,598,821
                                   ==========      ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  203,874     ($ 29,386)      $  174,488
                                   ==========      ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,668,244     ($243,911)    $1,424,333
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.73     ($   1.42)    $     8.31
                                   ==========      ========     ==========
UNITS OUTSTANDING                     171,400       171,400        171,400
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-F
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                   Pro-Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction        Pro Forma
                                                   (Note 2b)
                                   ----------    -----------      ----------

REVENUES:
  Oil and gas sales                $2,639,281     ($270,422)      $2,368,859
  Interest income                       3,228             -            3,228
  Gain on sale of oil and
    gas properties                     58,644             -           58,644
                                   ----------      --------       ----------
                                   $2,701,153     ($270,422)      $2,430,731

EXPENSES:
  Lease operating                  $  407,571     ($ 42,605)      $  364,966
  Production tax                      165,636     (  11,446)         154,190
  Depreciation, depletion,
    and amortization of oil
    and gas properties                135,340     (  20,531)         114,809
  General and administrative          213,797             -          213,797
                                   ----------      --------       ----------
                                   $  922,344     ($ 74,582)      $  847,762
                                   ----------      --------       ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,778,809     ($195,840)      $1,582,969
                                   ==========      ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  189,739     ($ 21,432)      $  168,307
                                   ==========      ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,589,070     (174,408)       $1,414,662
                                   ==========      ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.27     ($  1.02)       $     8.25
                                   ==========      ========       ==========
UNITS OUTSTANDING                     171,400       171,400        171,400
                                   ==========      ========       ==========

NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of June 30, 2006 is presented as if the divestiture had occurred on June 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the six months ended June 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the six months ended June 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on June 30, 2006, an estimated non-recurring gain of $4,283,184 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds of $4,449,431 for the II-F Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold. Additionally, the payable and receivable accruals as of June 30, 2006 associated with the sold properties were reclassified to Assets of discontinued operations.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold.

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                                     ASSETS

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                  Historical       Auction         Pro Forma
                                                  (Note 2a)
                                  ----------     -----------      ------------

CURRENT ASSETS:
   Cash and cash equivalents      $2,078,720      $9,290,910       $11,369,630
   Accounts receivable:
      Oil and gas sales            1,205,164     (   188,372)        1,016,792

   Assets of discontinued
      operations                           -         188,372           188,372
                                  ----------      ----------       -----------
Total current assets              $3,283,884      $9,290,910       $12,574,794

NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                  2,455,758     (   362,890)        2,092,868

DEFERRED CHARGE                       65,048               -            65,048

                                  ----------      ----------       -----------
                                  $5,804,690      $8,928,020       $14,732,710
                                  ==========      ==========       ===========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction          Pro Forma
                                                   (Note 2a)
                                   ----------     -----------       -----------
CURRENT LIABILITIES:
   Accounts payable                $  252,572     ($   10,420)      $   242,152
   Gas imbalance payable               10,572               -            10,572

   Asset retirement obligation -
      current                           3,014               -             3,014
   Liabilities of discontinued
      operations                            -          10,420            10,420
                                   ----------      ----------       -----------
Total current liabilities          $  266,158      $        -       $   266,158

LONG-TERM LIABILITIES:
   Accrued liability               $   45,042      $        -       $    45,042
   Asset retirement
      obligation                      431,229     (     9,467)          421,762

                                   ----------      ----------       -----------
Total long-term liabilities        $  476,271     ($    9,467)      $   466,804

PARTNERS' CAPITAL (DEFICIT):
   General Partner                ($   39,388)     $  893,749       $   854,361
   Limited Partners, issued
      and outstanding,
      372,189 units                 5,101,649       8,043,738        13,145,387
                                   ----------      ----------       -----------
Total Partners' capital            $5,062,261      $8,937,487       $13,999,748
                                   ----------      ----------       -----------
                                   $5,804,690      $8,928,020       $14,732,710
                                   ==========      ==========       ===========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006

                                                  Pro Forma
                                                 Adjustments
                                                   October
                                   Historical      Auction       Pro Forma
                                                  (Note 2b)
                                   ----------    -----------     ----------

REVENUES:
  Oil and gas sales                $4,008,688     ($720,373)     $3,288,315
  Interest income                      30,709             -          30,709
                                    ---------     ---------      ----------
                                   $4,039,397     ($720,373)     $3,319,024

COSTS AND EXPENSES:
  Lease operating                  $  457,154     ($ 67,922)     $  389,232
  Production tax                      232,112     (  40,645)        191,467
  Depreciation, depletion,
    and amortization of oil
    and gas properties                139,061     (  22,951)        116,110
  General and administrative          230,596             -         230,596
                                   ----------      --------      ----------
                                   $1,058,923     ($131,518)     $  927,405
                                   ----------      --------      ----------
INCOME FROM CONTINUING
  OPERATIONS                       $2,980,474     ($588,855)     $2,391,619
                                   ==========      ========      ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  307,492     ($ 60,951)     $  246,541
                                   ==========      ========      ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,672,982     ($527,904)     $2,145,078
                                   ==========      ========      ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     7.18     ($   1.42)     $     5.76
                                   ==========      ========      ==========
UNITS OUTSTANDING                     372,189       372,189         372,189
                                   ==========      ========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction       Pro Forma
                                                   (Note 2b)
                                   ----------    -----------      ----------

REVENUES:
  Oil and gas sales                $8,215,826    ($1,058,670)     $7,157,156
  Interest income                      30,374              -          30,374
  Gain on sale of oil and
    gas properties                        986              -             986
                                   ----------     ----------      ----------
                                   $8,247,186    ($1,058,670)     $7,188,516

EXPENSES:
  Lease operating                  $  903,789    ($   68,982)     $  834,807
  Production tax                      511,883    (    51,047)        460,836
  Depreciation, depletion,
    and amortization of oil
    and gas properties                291,333    (    39,526)        251,807
  General and administrative          437,316              -         437,316
                                   ----------     ----------      ----------
                                   $2,144,321    ($  159,555)     $1,984,766
                                   ----------     ----------      ----------

INCOME FROM CONTINUING
  OPERATIONS                       $6,102,865    ($  899,115)     $5,203,750
                                   ==========     ==========      ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  633,469    ($   93,469)     $  540,000
                                   ==========     ==========      ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $5,469,396    ($  805,646)     $4,663,750
                                   ==========     ==========      ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    14.70    ($     2.16)     $    12.54
                                   ==========     ==========      ==========
UNITS OUTSTANDING                     372,189        372,189         372,189
                                   ==========     ==========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction      Pro Forma
                                                   (Note 2b)
                                   ----------     -----------   ----------

REVENUES:
  Oil and gas sales                $6,116,875     ($682,687)    $5,434,188
  Interest income                       9,689             -          9,689
  Gain on sale of oil and
    gas properties                     50,598             -         50,598
  Other income                          9,816             -          9,816
                                   ----------      --------     ----------
                                   $6,186,978     ($682,687)    $5,504,291

EXPENSES:
  Lease operating                  $  908,097     ($ 31,753)    $  876,344
  Production tax                      392,707     (  33,286)       359,421
  Depreciation, depletion,
    and amortization of oil
    and gas properties                472,405     (  38,595)       433,810
  General and administrative          432,673             -        432,673
                                   ----------      --------     ----------
                                   $2,205,882     ($103,634)    $2,102,248
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $3,981,096     ($579,053)    $3,402,043
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  434,649     ($ 61,379)    $  373,270
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $3,546,447     ($517,674)    $3,028,773
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.53     ($   1.39)    $     8.14
                                   ==========      ========     ==========
UNITS OUTSTANDING                     372,189       372,189        372,189
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                   Pro Forma
                                                  Adjustments
                                                   October
                                   Historical      Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $5,605,691     ($565,480)    $5,040,211
  Interest income                       6,983             -          6,983
  Gain on sale of oil and
    gas properties                    123,707             -        123,707
                                   ----------      --------     ----------
                                   $5,736,381     ($565,480)    $5,170,901

EXPENSES:
  Lease operating                  $  867,617     ($ 89,089)    $  778,528
  Production tax                      353,554     (  23,721)       329,833
  Depreciation, depletion,
    and amortization of oil
    and gas properties                290,209     (  43,389)       246,820
  General and administrative          437,597             -        437,597
                                   ----------      --------     ----------
                                   $1,948,977     ($156,199)    $1,792,778
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $3,787,404     ($409,281)    $3,378,123
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  404,161     ($ 44,833)    $  359,328
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $3,383,243     ($364,448)    $3,018,795
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.09     ($    .98)    $     8.11
                                   ==========      ========     ==========
UNITS OUTSTANDING                     372,189       372,189        372,189
                                   ==========      ========     ==========

NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of June 30, 2006 is presented as if the divestiture had occurred on June 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the six months ended June 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the six months ended June 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on June 30, 2006, an estimated non-recurring gain of $8,937,487 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds of $9,290,910 for the II-G Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold. Additionally, the payable and receivable accruals as of June 30, 2006 associated with the sold properties were reclassified to Assets of discontinued operations.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold.

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                                     ASSETS

                                                     Pro Forma
                                                    Adjustments
                                                      October
                                    Historical        Auction        Pro Forma
                                                     (Note 2a)
                                    ----------      -----------     -----------

CURRENT ASSETS:
   Cash and cash equivalents        $  489,875       $2,152,247      $2,642,122
   Accounts receivable:
      Oil and gas sales                275,372      (    42,027)        233,345
   Assets of discontinued
      operations                             -           42,027          42,027
                                    ----------       ----------      ----------
Total current assets                $  765,247       $2,152,247      $2,917,494

NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                      582,794      (    83,148)        499,646

DEFERRED CHARGE                         16,716                -          16,716
                                    ----------       ----------      ----------
                                    $1,364,757       $2,069,099      $3,433,856
                                    ==========       ==========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                   LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

                                                      Pro Forma
                                                     Adjustments
                                                       October
                                    Historical         Auction        Pro Forma
                                                      (Note 2a)
                                    ----------       -----------     -----------
CURRENT LIABILITIES:
   Accounts payable                 $   60,039       ($    2,410)     $   57,629
   Asset retirement obligation -
      current                              697                 -             697
   Liabilities of discontinued
      operations                             -             2,410           2,410
                                    ----------        ----------      ----------
Total current liabilities           $   60,736        $        -      $   60,736

LONG-TERM LIABILITIES:
   Accrued liability                $   14,524        $        -      $   14,524
   Asset retirement
      obligation                       105,202       (     2,190)        103,012
                                    ----------        ----------      ----------
Total long-term liabilities         $  119,726       ($    2,190)     $  117,536

PARTNERS' CAPITAL (DEFICIT):
   General Partner                 ($   40,902)       $  207,128      $  166,226
   Limited Partners, issued
      and outstanding,
      91,711 units                   1,225,197         1,864,161       3,089,358
                                    ----------        ----------      ----------
Total Partners' capital             $1,184,295        $2,071,289      $3,255,584
                                    ----------        ----------      ----------
                                    $1,364,757        $2,069,099      $3,433,856
                                    ==========        ==========      ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006

                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------     ----------

REVENUES:
  Oil and gas sales                $  946,365     ($165,703)      $780,662
  Interest income                       7,016             -          7,016
                                   ----------      --------       --------
                                   $  953,381     ($165,703)      $787,678

COSTS AND EXPENSES:
  Lease operating                  $  110,086     ($ 15,710)      $ 94,376
  Production tax                       55,517     (   9,354)        46,163
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 33,042     (   5,698)        27,344
  General and administrative           75,597             -         75,597
                                   ----------      --------       --------
                                   $  274,242     ($ 30,762)      $243,480
                                   ----------      --------       --------
INCOME FROM CONTINUING
  OPERATIONS                       $  679,139     ($134,941)      $544,198
                                   ==========      ========       ========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $   70,186     ($ 14,007)      $ 56,179
                                   ==========      ========       ========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  608,953     ($120,934)      $488,019
                                   ==========      ========       ========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     6.64     ($   1.32)      $   5.32
                                   ==========      ========       ========
UNITS OUTSTANDING                      91,711        91,711         91,711
                                   ==========      ========       ========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                    Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction     Pro Forma
                                                   (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Oil and gas sales                $1,948,662     ($244,999)    $1,703,663
  Interest income                       6,886             -          6,886
  Gain on sale of oil and
    gas properties                        229             -            229
                                   ----------      --------     ----------
                                   $1,955,777     ($244,999)    $1,710,778

EXPENSES:
  Lease operating                  $  215,752     ($ 16,018)    $  199,734
  Production tax                      122,857     (  11,762)       111,095
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 69,028     (   9,166)        59,862
  General and administrative          130,034             -        130,034
                                   ----------      --------     ----------
                                   $  537,671     ($ 36,946)    $  500,725
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,418,106     ($208,053)    $1,210,053
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  147,335     ($ 21,630)    $  125,705
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,270,771     ($186,423)    $1,084,348
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    13.86     ($   2.03)    $    11.83
                                   ==========      ========     ==========
UNITS OUTSTANDING                      91,711        91,711         91,711
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction      Pro Forma
                                                   (Note 2b)
                                   ----------     -----------    ----------

REVENUES:
  Oil and gas sales                $1,460,050     ($157,847)    $1,302,203
  Interest income                       2,181             -          2,181
  Gain on sale of oil and
    gas properties                     11,749             -         11,749
  Other income                          2,270             -          2,270
                                   ----------      --------     ----------
                                   $1,476,250     ($157,847)    $1,318,403

EXPENSES:
  Lease operating                  $  219,811     ($  7,345)    $  212,466
  Production tax                       94,648     (   7,307)        87,341
  Depreciation, depletion,
    and amortization of oil
    and gas properties                113,970     (   8,135)       105,835
  General and administrative          123,960             -        123,960
                                   ----------      --------     ----------
                                   $  552,389     ($ 22,787)    $  529,602
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $  923,861     ($135,060)    $  788,801
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  101,267     ($ 14,238)    $   87,029
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  822,594     ($120,822)    $  701,772
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     8.97     ($   1.32)    $     7.65
                                   ==========      ========     ==========
UNITS OUTSTANDING                      91,711        91,711         91,711
                                   ==========      ========     ==========

                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction      Pro Forma
                                                   (Note 2b)
                                   ----------     -----------    ----------

REVENUES:
  Oil and gas sales                $1,335,792     ($130,728)    $1,205,064
  Interest income                       1,545             -          1,545
  Gain on sale of oil and
    gas properties                     29,085             -         29,085
                                   ----------      --------     ----------
                                   $1,366,422     ($130,728)    $1,235,694

EXPENSES:
  Lease operating                  $  210,552     ($ 20,606)    $  189,946
  Production tax                       84,803     (   5,533)        79,270
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 68,778     (   9,939)        58,839
  General and administrative          124,953             -        124,953
                                   ----------      --------     ----------
                                   $  489,086     ($ 36,078)    $  453,008
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $  877,336     ($ 94,650)    $  782,686
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $   93,769     ($ 10,360)    $   83,409
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  783,567     ($ 84,290)    $  699,277
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     8.54     ($    .92)    $     7.62
                                   ==========      ========     ==========
UNITS OUTSTANDING                      91,711        91,711         91,711
                                   ==========      ========     ==========

NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of June 30, 2006 is presented as if the divestiture had occurred on June 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the six months ended June 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the six months ended June 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on June 30, 2006, an estimated non-recurring gain of $2,071,289 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds of $2,152,247 for the II-H Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold. Additionally, the payable and receivable accruals as of June 30, 2006 associated with the sold properties were reclassified to Assets of discontinued operations.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-E
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-F
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-G
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-H

                                    By:  GEODYNE RESOURCES, INC.
                                    General Partner

                                      //s//Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: November 13, 2006